UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

LAKE AREA CORN PROCESSORS, LLC

(Exact name of registrant as specified in its charter)

South Dakota	000-50254	46-0460790
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46269 SD Highway 34

P.O. Box 100

Wentworth, South Dakota 57075

(Address of principal executive offices)

(605) 483-2676

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Lake Area Corn Processors, LLC held its 2010 annual member meeting on Tuesday, May 25, 2010, for the purpose of electing two managers to our board of managers.  We had three nominees for the two vacant manager positions.  Votes were solicited in person and by mail ballot.  The following individuals were elected as managers at the 2010 annual member meeting for the terms listed:

Director	Length of Term	Term Expires
Rick Kasperson	Three years	2013 Annual Meeting
Dave Wolles	Three years	2013 Annual Meeting

The voting results of the manager election were as follows:

Nominee	Votes For	Votes Withheld/Abstain
Rick Kasperson	143	1
Douglas Van Duyn	106	2
Dave Wolles	120	2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE AREA CORN PROCESSORS, LLC

May 26, 2010	/s/ Robbi Buchholtz
Date	Robbi Buchholtz, Chief Financial Officer